SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): May 13, 1999
                                                    -------------
                            ICON Fitness Corporation
                               IHF Holdings, Inc.
                           ICON Health & Fitness, Inc.
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          (Exact Name of Registrant as Specified in its Charter)

                                 333-18475            87-0566936
                                 33-87930-01          87-0531209
       Delaware                  33-87930             87-0531206
  ------------------          -----------------      ------------
(State or Other Jurisdiction  (Commission File     (IRS Employer
      of Incorporation)            Number)        Identification No.)


                              1500 South 1000 West
                                Logan, Utah 84321
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          (Address of Principal Executive Offices)(Zip Code)


 Registrant's telephone number, including area code 435-750-5000
                                                    ------------

                                 Not Applicable
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   (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
--------------------

     On May 13, 1999, ICON Health & Fitness, Inc. ("ICON") announced that it has reached an agreement in principle with holders of approximately 92% of its 13% Senior Subordinated Notes due 2002 on a plan to significantly deleverage ICON's consolidated balance sheet.

     The press release is attached hereto as Exhibit 99.

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (a) Financial Statements of busines acquired

         None

     (b) Pro Forma financial information

         None

     (c) Exhibits

         99.1 Press Release dated May 13, 1999, relating to agreement reached with holders of approximately 92% of 13% Senior Subordinated Notes due 2002




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ICON Fitness Corporation
                                          IHF Holdings, Inc.
                                          ICON Health & Fitness, Inc.



Date: May 27, 1999                 By: /s/ S. Fred Beck
                                      ---------------------------
                                      Name: S. Fred Beck
                                      Title: Chief Financial Officer